MFS(R) Mutual Funds
ANNUAL REPORT 12/31/02

MFS(R) GOVERNMENT
LIMITED MATURITY FUND
A path for pursuing opportunity

[graphic omitted]

                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

MFS(R) GOVERNMENT LIMITED MATURITY FUND

A CONSERVATIVE U.S. GOVERNMENT INVESTMENT

Invests mainly in short-term U.S. government securities with maturities, average lives, or durations of five years or less. (Duration is a measure of interest rate sensitivity.) Investments may include U.S. Treasury, mortgage-backed, and agency-backed securities.

The fund's objective is to preserve capital and provide high current income. (Compared to a portfolio invested entirely in money market instruments.)

TABLE OF CONTENTS
----------------------------------------------------

LETTER FROM THE CHAIRMAN                           1
----------------------------------------------------
INSIGHTS FROM THE CHAIRMAN                         3
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           4
----------------------------------------------------
MANAGEMENT REVIEW AND OUTLOOK                      5
----------------------------------------------------
PERFORMANCE SUMMARY                                8
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          11
----------------------------------------------------
FINANCIAL STATEMENTS                              14
----------------------------------------------------
INDEPENDENT AUDITORS' REPORT                      29
----------------------------------------------------
TRUSTEES AND OFFICERS                             30
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      32
----------------------------------------------------
MFS PRIVACY POLICY                                33
----------------------------------------------------
FEDERAL TAX INFORMATION                           33
----------------------------------------------------
CONTACT INFORMATION                               34
----------------------------------------------------
ASSET ALLOCATION                                  35

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
       NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Jeffrey L. Shames]

One can always find reasons not to invest. After three tough years in a row, it is only natural that investors - especially stock investors - may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example - when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights - we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM

We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY

Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

------------------------------------------------------------------------------
INSIGHTS FROM THE CHAIRMAN
------------------------------------------------------------------------------

STRATEGIES FOR TODAY'S MARKET: MANAGE EXPECTATIONS, DIVERSIFY

In times such as these, it's tempting to focus on recent events and abandon the plans you and your investment professional have in place. I would suggest a different course of action that involves

o  setting realistic investment expectations

o making sure that your investments are diversified, including different asset classes (stocks, bonds, international investments) and management styles

o  revisiting periodically your long-term plan with your investment professional

Recent events, I think, offer evidence to support this view. Up until the 1990's, stock returns had been historically closer to 11%. The 1990's raised performance expectations to unrealistic levels as we were treated to several years of over 20% growth.(1) At the time, news stories suggested that this kind of performance would become the norm, that technology would rule the "new economy;'" and that growth investing was the management style to adopt.

We all know what happened next. Technology collapsed. Value stocks pushed out growth stocks. Bonds became the new darlings. Any investor who acted on the '90s news predictions is undoubtedly feeling pinched today. That is why most investment professionals recommend staying diversified across a variety of asset classes - stocks, bonds, and international holdings - and a range of investing styles such as growth and value.

TAKE THE GUESSWORK OUT OF INVESTING

A financial plan that includes a mix of asset classes recognizes that individual asset classes frequently go in and out of favor. That kind of diversification helps take the guesswork out of investing. However, you do need to revisit your plan periodically as your personal situation and goals change. That's why it's so important for you and your investment professional to meet regularly and rebalance your assets as necessary.

(1) Source: Lipper Inc. Stocks are represented by the Standard & Poor's 500 Index, which is a measure of the broad stock market. For the 50-year period ended June 30, 2002, the average annual return for the S&P 500 Index was 11.5%, and for the years 1995 through 1999, it was an average of 28.6% per year. It is not possible to invest directly in an index.
Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
--------------------------------------------------------------------------------

THE HUMAN SIDE OF MONEY MANAGEMENT

For more than 75 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o  global asset management expertise across all asset classes

o  time-tested money management process for pursuing consistent results

o  full spectrum of investment products backed by MFS Original Research(R)

o  resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o  analyzing financial statements and balance sheets

o  talking extensively with companies' customers and competitors

o  developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW AND OUTLOOK
-------------------------------------------------------------------------------

RELATIVE STRENGTH IN A DIFFICULT MARKET

In 2002, there was a flight to quality as many investors pulled back from equities and corporate bonds in favor of the safety offered by U.S. government securities. Aided by a significant decline in two- to five-year interest rates, shorter-term government bonds became popular and attractive options.

The U.S. economy was fairly resilient in 2002. In early November the U.S. Federal Reserve Board cut short-term interest rates from 1.75% to 1.25% (the lowest level in 41 years) to help consumers, investors, and businesses get through what the Fed referred to as a "soft spot" in the economic recovery. Also, economic growth - as measured by gross domestic product (GDP) - increased at an annual rate of 5.0% in the first quarter, 1.3% in the second quarter, and 4.0% in the third quarter. (As of this writing, fourth quarter data had not yet been released.)

However, all of the major U.S. stock market indices posted their third consecutive down year - something that hasn't happened in over 60 years. Accounting scandals, fraud, and bankruptcies were front-page news for a good part of the year. Stocks plunged across all industries, and corporate bonds experienced a high level of volatility. Investment-grade bonds, even those issued by companies with balance sheets that appeared clean, became much less attractive to potential buyers. The stock market's decline, as well as speculation over a potential war with Iraq, drove Treasury yields to historic lows.

FOCUS ON YIELD LED PERFORMANCE

Against this backdrop, our focus on the incremental yield that government agencies and mortgage-backed securities offered relative to U.S. Treasury bonds was a key contributor to fund performance for the year. (Principal value and interest on Treasury securities are guaranteed by the U.S. Government if held to maturity.) As always, the fund sought to comply with the strict federal eligibility requirements for investments by national banks and federal credit unions.

The portfolio benefited as yield spreads to Treasuries narrowed for agency debentures and mortgage-backed securities. Our fairly strong weighting in mortgage-backed securities was a key contributor to performance for the period, despite a considerable drop in interest rates. However, prepayment rates were somewhat higher and longer than we anticipated, which tempered overall performance. (Prepayments are a negative factor for mortgage bond investors because the proceeds from a prepaid bond are then reinvested at lower prevailing rates.)

In September, news headlines raised concerns about the financial health of agencies Fannie Mae and Freddie Mac. At the time, many investors pulled back from these agencies' bonds. We took advantage of this uncertainty to increase our agency and mortgage-backed positions. The portfolio benefited when the market's concerns were later put to rest and prices of those bonds rose.

While we did build up our Treasury position late in the year, the two-year note rallied more than we had expected and we were able to capture only some of that performance.

PORTFOLIO STRUCTURE AT PERIOD-END

            Mortgage Backed                    56.6%
            Government Agency                  23.3%
            U.S. Treasuries                    18.5%
            Cash                                1.6%

Portfolio percentages have been adjusted to more accurately reflect exposure to the stated asset class.

The portfolio is actively managed, and current holdings may be different.

LOOKING AHEAD

While the economy grew in 2002, albeit slowly, we don't expect a lot of upward pressure on short-term interest rates until the economy shows signs of sustainable upward momentum. We think growth will be slow enough to keep inflation minimal and the Federal Reserve Board more or less on hold with regard to rate increases for the near term. In a relatively stable rate environment, bond performance would be derived mainly from yield; we think that could favor agency bonds and mortgage-backed securities over Treasuries. As a result, we'll continue to search for bonds with attractive yields, relative to Treasuries, within our investment universe.

Finally, we believe that continued volatility in the stock market, a still-fragile economy, and ongoing war concerns should help keep demand strong for the high-quality bond investments that populate the portfolio.

 /s/ D. Richard Smith

     D. Richard Smith
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 12/31/2002
------------------------------------------------------------------------------

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

                   MFS Government         Lehman Brothers
                      Limited            One-to-Three Year
                   Maturity Fund            Government
                    - Class A               Bond Index
--------------------------------------------------------------------------------
12/31/92              $ 9,750                $10,000
12/31/94               10,354                 10,593
12/31/96               11,767                 12,337
12/31/98               13,301                 14,075
12/31/00               14,638                 15,677
12/31/02               16,565                 18,038

TOTAL RETURNS

---------------------
Average annual
without sales charge
---------------------

                        Class
   Share class     Inception date     1-yr       3-yr       5-yr       10-yr
------------------------------------------------------------------------------
        A             9/26/1988         5.76%      6.78%      5.78%      5.44%
------------------------------------------------------------------------------
        B              9/7/1993         4.84%      5.93%      4.93%      4.63%
------------------------------------------------------------------------------
        C              8/1/1994         4.79%      5.88%      4.85%      4.67%
------------------------------------------------------------------------------
        I              1/2/1997         7.26%      7.52%      6.23%      5.69%

-----------------
Average annual
with sales charge
-----------------

        A                               3.12%      5.88%      5.25%      5.18%
------------------------------------------------------------------------------
        B                               0.84%      5.04%      4.60%      4.63%
------------------------------------------------------------------------------
        C                               3.79%      5.88%      4.85%      4.67%
------------------------------------------------------------------------------

--------------------
Cumulative
without sales charge
--------------------

   Share class                        1-yr       3-yr       5-yr       10-yr
------------------------------------------------------------------------------
        A                               5.76%     21.73%     32.44%     69.90%
------------------------------------------------------------------------------
        B                               4.84%     18.88%     27.21%     57.23%
------------------------------------------------------------------------------
        C                               4.79%     18.68%     26.70%     57.91%
------------------------------------------------------------------------------
        I                               7.26%     24.29%     35.31%     73.84%
------------------------------------------------------------------------------

Comparative Indices(+)
------------------------------------------------------------------------------
Average short-term
U.S. government fund+                   5.23%      6.45%      5.56%      5.41%
------------------------------------------------------------------------------
Lehman Brothers One-to-Three
Year Government Bond Index#             6.01%      7.57%      6.51%      6.08%
------------------------------------------------------------------------------

(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

COMPARATIVE INDICES

LEHMAN BROTHERS ONE- TO THREE-YEAR GOVERNMENT BOND INDEX - Tracks public obligations of the U.S. Treasury with remaining maturities of one to three years.

LIPPER AVERAGE SHORT-TERM U.S. GOVERNMENT BOND FUND - Lipper Inc. is an independent firm that reports mutual fund performance. The MFS(R) Government Limited Maturity Fund falls under the short-term U.S. Government Bond fund category, and the information presented above represents the total rates of return for the average short-term U.S. Government Bond fund tracked by Lipper for the stated periods ended December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Class A share performance, including sales charge, reflects the deduction of the maximum 2.50% sales charge. Class B share performance, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C share performance, including sales charge, reflects the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain investors.

For periods prior to their inception, Class B, C, and I share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Class I performance has been adjusted to reflect the fact that I shares have no sales charge. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period. Conversely, because these expenses are lower for I than those A, performance shown is lower for I than it would have been had share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

The fund may invest up to 20 percent of its net assets in privately issued mortgage securities rated in one of the two highest rating categories by a nationally-recognized credit rating agency. The payment of principal and interest on such securities is not guaranteed by the U.S. government or by any of its agencies.

These risks may increase share price volatility. Please see the prospectus for details.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS 12/31/2002
----------------------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It's divided by broad-based asset classes.

Bonds - 97.4%
----------------------------------------------------------------------------------------------------------
                                                                         PRINCIPAL AMOUNT
                                      ISSUER                               (000 Omitted)         $ VALUE
----------------------------------------------------------------------------------------------------------
U.S. Bonds - 97.4%
----------------------------------------------------------------------------------------------------------
Residential Mortgage-                 Bear Stearns Arm Trust,
Backed - 7.4%                         3.545s, 2033                           15,000           15,032,812
----------------------------------------------------------------------------------------------------------
                                      CWMBS, Inc., 1.97s, 2032                9,933            9,942,274
----------------------------------------------------------------------------------------------------------
                                      GSR Mortgage Loan Trust, 3.322s,
                                      2032                                   10,000           10,000,000
----------------------------------------------------------------------------------------------------------
                                      GSR Mortgage Securities Corp.,
                                      4.018s, 2032                           10,000           10,076,900
----------------------------------------------------------------------------------------------------------
                                      WAMU Mortgage Certificate,
                                      4.58s, 2032                             8,636            8,746,790
----------------------------------------------------------------------------------------------------------
                                      WAMU Mortgage Certificate,
                                      5.51s, 2032                             5,873            5,911,785
----------------------------------------------------------------------------------------------------------
                                                                                             $59,710,561
----------------------------------------------------------------------------------------------------------
U.S. Government                       Federal Home Loan Bank, 4.875s,
Agencies - 71.7%                      2004                                   33,500           34,962,543
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Bank,
                                      4.5s, 2008                             15,700           16,168,193
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Bank,
                                      7.5s, 2015                              4,478            4,779,051
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Mortgage
                                      Corp., 1.52s, 2029                      1,137            1,128,113
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Mortgage
                                      Corp., 1.77s, 2029                      6,408            6,415,584
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Mortgage
                                      Corp., 1.82s, 2031                     14,967           14,938,552
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Mortgage
                                      Corp., 1.87s, 2031                     14,977           14,995,450
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Mortgage
                                      Corp., 4.5s, 2008                       5,781            6,043,333
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Mortgage
                                      Corp., 5s, 2011 - 2022                 25,410           25,998,086
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Mortgage
                                      Corp., 5.5s, 2009 - 2014               41,535           43,013,784
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Mortgage
                                      Corp., 6s, 2008                         2,617            2,653,417
----------------------------------------------------------------------------------------------------------
                                      Federal Home Loan Mortgage
                                      Corp., 6.875s, 2005                    15,000           16,506,255
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      4.25s, 2009                            30,000           30,523,941
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      4.5s, 2010                             52,225           53,843,219
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      4.516s, 2031                           11,603           11,941,768
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      5.125s, 2004                           22,000           22,921,316
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      5.25s, 2022                             9,621           10,060,214
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      5.5s, 2015                             12,215           12,392,295
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      5.76s, 2006                             4,927            5,331,675
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      6s, 2017                               12,988           13,591,473
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      6.5s, 2004 - 2017                      99,544          105,781,235
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      6.65s, 2008                             7,348            7,917,854
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      7s, 2005 - 2016                        47,648           52,473,562
----------------------------------------------------------------------------------------------------------
                                      Federal National Mortgage Assn.,
                                      7.125s, 2005                           30,500           33,827,092
----------------------------------------------------------------------------------------------------------
                                      Government National Mortgage
                                      Assn., 4.5s, 2032                      14,601           14,971,618
----------------------------------------------------------------------------------------------------------
                                      Government National Mortgage
                                      Assn., 5s, 2032                         4,766            4,912,842
----------------------------------------------------------------------------------------------------------
                                      Government National Mortgage
                                      Assn., 5.204s, 2014                     1,480            1,566,977
----------------------------------------------------------------------------------------------------------
                                      Government National Mortgage
                                      Assn., 8s, 2015                           415              449,124
----------------------------------------------------------------------------------------------------------
                                      Government National Mortgage
                                      Assn., 8.5s, 2010                         474              523,532
----------------------------------------------------------------------------------------------------------
                                      Government National Mortgage
                                      Assn., 9s, 2003 - 2007                    592              633,543
----------------------------------------------------------------------------------------------------------
                                      Student Loan Marketing Assn.,
                                      4.75s, 2004                            10,000           10,437,750
----------------------------------------------------------------------------------------------------------
Total U.S. Government Agencies                                                              $581,703,391
----------------------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 18.3%     U.S. Treasury Notes, 7.25s, 2004       38,200           41,785,720
----------------------------------------------------------------------------------------------------------
                                      U.S. Treasury Notes,
                                      5.875s, 2005                           15,000           16,633,590
----------------------------------------------------------------------------------------------------------
                                      U.S. Treasury Notes, 6.75s, 2005       63,450           70,739,326
----------------------------------------------------------------------------------------------------------
                                      U.S. Treasury Notes, 3.25s, 2007       14,000           14,346,724
----------------------------------------------------------------------------------------------------------
                                      U.S. Treasury Notes, 4s, 2012           3,000            3,042,423
----------------------------------------------------------------------------------------------------------
                                      U.S. Treasury Notes,
                                      4.375s, 2012                            1,600            1,672,437
----------------------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations                                                             $148,220,220
----------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $775,587,707)                                                 $789,634,172
----------------------------------------------------------------------------------------------------------

Repurchase Agreement - 1.7%
----------------------------------------------------------------------------------------------------------
                                      Morgan Stanley, dated 12/31/02,
                                      due 1/01/03, total to be
                                      received, $13,865,947 (secured
                                      by various U.S. Treasury and
                                      Federal Agency obligations in a
                                      jointly traded account), at Cost       13,865          $13,865,000
----------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $789,452,707)                                           $803,499,172
----------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - 0.9%                                                          7,471,478
----------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $810,970,650
----------------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------------------------

This is your fund's balance sheet. It shows the value of what the fund owns, how much it owes, and its resulting net assets.

AT 12/31/02

ASSETS

Investments, at value (identified cost, $789,452,707)          $803,499,172
--------------------------------------------------------------------------------------------------
Investments of cash collateral for securities loaned,
at identified cost and value                                    184,117,250
--------------------------------------------------------------------------------------------------
Cash                                                                 65,542
--------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                   4,496,504
--------------------------------------------------------------------------------------------------
Interest receivable                                               7,562,293
--------------------------------------------------------------------------------------------------
Other assets                                                          1,723
--------------------------------------------------------------------------------------------------
Total assets                                                                          $999,742,484
--------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                            $2,520,994
--------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                1,741,237
--------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                      184,117,250
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                      8,867
--------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                     2,217
--------------------------------------------------------------------------------------------------
  Distribution and service fee                                      115,623
--------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                              265,646
--------------------------------------------------------------------------------------------------
Total liabilities                                                                     $188,771,834
--------------------------------------------------------------------------------------------------
Net assets                                                                            $810,970,650
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                $823,924,215
--------------------------------------------------------------------------------------------------
Unrealized appreciation on investments                           14,046,465
--------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                    (26,190,523)
--------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment income       (809,507)
--------------------------------------------------------------------------------------------------
Total                                                                                 $810,970,650
--------------------------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST OUTSTANDING                                               96,130,412

Class A shares

  Net assets                                                   $396,984,268
--------------------------------------------------------------------------------------------------
  Shares outstanding                                             46,940,460
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $8.46
--------------------------------------------------------------------------------------------------
  Offering price per share (100/97.5X$8.46)                                                  $8.67
--------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                   $265,692,459
--------------------------------------------------------------------------------------------------
  Shares outstanding                                             31,527,403
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $8.43
--------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                   $148,293,798
--------------------------------------------------------------------------------------------------
  Shares outstanding                                             17,662,534
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $8.40
--------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                        $125.40
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 14.613
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $8.58
--------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------------------------

The Statement of Operations describes how much your fund received as investment income, expenses deducted from income and a description of realized and unrealized gains (losses) for the fund.

FOR YEAR ENDING 12/31/02

NET INVESTMENT INCOME

Interest income                                                                        $25,710,247
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                   $2,529,922
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                               28,956
--------------------------------------------------------------------------------------------------
  Shareholder servicing agent fee                                     632,480
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              515,639
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                            1,695,747
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                            1,060,512
--------------------------------------------------------------------------------------------------
  Administrative fee                                                   48,900
--------------------------------------------------------------------------------------------------
  Custodian fee                                                       242,300
--------------------------------------------------------------------------------------------------
  Printing                                                             50,669
--------------------------------------------------------------------------------------------------
  Postage                                                              39,812
--------------------------------------------------------------------------------------------------
  Auditing fees                                                        26,000
--------------------------------------------------------------------------------------------------
  Legal fees                                                           20,370
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                       439,341
--------------------------------------------------------------------------------------------------
Total expenses                                                     $7,330,648
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                (46,335)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $7,284,313
--------------------------------------------------------------------------------------------------
Net investment income                                                                  $18,425,934
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Realized gain (identified cost basis) on investment transactions   $5,986,718
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation on investments                    7,846,794
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments                                        $13,833,512
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $32,259,446
--------------------------------------------------------------------------------------------------

See notes to financial statements.

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This Statement gives you a summary of income and gains (losses) separated by share class.

FOR YEARS ENDING 12/31                                             2002                  2001

FROM OPERATIONS

Net investment income                                            $18,425,934           $14,779,644
--------------------------------------------------------------------------------------------------
Net realized gain on investments                                   5,986,718             1,632,535
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments                                 7,846,794             3,136,322
--------------------------------------------------------------  ------------           -----------
Increase in net assets from operations                           $32,259,446           $19,548,501
--------------------------------------------------------------  ------------           -----------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
--------------------------------------------------------------------------------------------------
  Class A                                                       $(10,930,716)          $(9,869,990)
--------------------------------------------------------------------------------------------------
  Class B                                                         (4,773,193)           (3,466,732)
--------------------------------------------------------------------------------------------------
  Class C                                                         (2,722,021)           (1,442,916)
--------------------------------------------------------------------------------------------------
  Class I                                                                 (4)                   (6)
--------------------------------------------------------------------------------------------------
In excess of net investment income
--------------------------------------------------------------------------------------------------
  Class A                                                         (3,805,932)           (1,329,678)
--------------------------------------------------------------------------------------------------
  Class B                                                         (1,661,963)             (467,036)
--------------------------------------------------------------------------------------------------
  Class C                                                           (947,772)             (194,389)
--------------------------------------------------------------------------------------------------
  Class I                                                                 (1)                   (1)
--------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                    $(24,841,602)         $(16,770,748)
--------------------------------------------------------------  ------------           -----------
Net increase in net assets from fund share transactions         $330,754,629          $206,547,016
--------------------------------------------------------------  ------------           -----------
Total increase in net assets                                    $338,172,473          $209,324,769
--------------------------------------------------------------  ------------           -----------

NET ASSETS

At beginning of period                                           472,798,177           263,473,408
--------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions in
excess of net investment income of $809,507 and
$775,251, respectively)                                         $810,970,650          $472,798,177
--------------------------------------------------------------------------------------------------

See notes to financial statements.

-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS        FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------

Financial Highlights show income and gains (losses) per share for each share class offered by the fund.

FOR YEARS ENDING 12/31

CLASS A                                              2002              2001              2000            1999            1998

Net asset value - beginning of period               $8.35             $8.24             $8.14           $8.42           $8.40
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(1)(2) -

  Net investment income                             $0.28             $0.40             $0.50           $0.48           $0.50
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                     0.19              0.17              0.10           (0.29)           0.02
------------------------------------------------   ------            ------            ------          ------          ------
Total from investment operations                    $0.47             $0.57             $0.60           $0.19           $0.52
------------------------------------------------   ------            ------            ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS -

  From net investment income                       $(0.27)           $(0.40)           $(0.50)         $(0.47)         $(0.50)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                (0.09)            (0.06)               --              --              --
------------------------------------------------   ------            ------            ------          ------          ------
Total distributions declared to
shareholders                                       $(0.36)           $(0.46)           $(0.50)         $(0.47)         $(0.50)
------------------------------------------------   ------            ------            ------          ------          ------
Net asset value - end of period                     $8.46             $8.35             $8.24           $8.14           $8.42
------------------------------------------------   ------            ------            ------          ------          ------
Total return(4)                                      5.76%             7.00%             7.57%           2.31%           6.34%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:

Expenses(3)                                          0.79%             0.81%             0.81%           0.81%           0.84%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                             3.30%             4.79%             6.15%           5.76%           5.95%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    144%              100%              152%            165%            368%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $396,984          $279,688          $185,701        $191,955        $215,877
-----------------------------------------------------------------------------------------------------------------------------

1. As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
   Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
   31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2. Per share data are based on average shares outstanding.

3. Ratios do not reflect reductions from certain expense offset arrangements.

4. Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDING 12/31

CLASS B                                              2002              2001              2000            1999            1998

Net asset value - beginning of period               $8.33             $8.22             $8.12           $8.40           $8.39
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(1)(2) -

  Net investment income                             $0.20             $0.33             $0.43           $0.41           $0.43
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                     0.20              0.17              0.10           (0.29)           0.01
------------------------------------------------   ------            ------            ------          ------          ------
Total from investment operations                    $0.40             $0.50             $0.53           $0.12           $0.44
------------------------------------------------   ------            ------            ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS -

  From net investment income                       $(0.22)           $(0.33)           $(0.43)         $(0.40)         $(0.43)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                (0.08)            (0.06)               --              --              --
-----------------------------------------           -----             -----             -----           -----           -----
Total distributions declared to
shareholders                                       $(0.30)           $(0.39)           $(0.43)         $(0.40)         $(0.43)
------------------------------------------------   ------            ------            ------          ------          ------
Net asset value - end of period                     $8.43             $8.33             $8.22           $8.12           $8.40
------------------------------------------------   ------            ------            ------          ------          ------
Total return                                         4.84%             6.20%             6.77%           1.50%           5.43%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:

Expenses(3)                                          1.57%             1.59%             1.58%           1.61%           1.60%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                             2.47%             3.99%             5.39%           4.96%           5.17%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    144%              100%              152%            165%            368%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $265,693          $121,405           $58,004         $71,472         $68,867
-----------------------------------------------------------------------------------------------------------------------------

1. As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
   Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
   31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2. Per share data are based on average shares outstanding.

3. Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDING 12/31

CLASS C                                              2002              2001              2000            1999            1998

Net asset value - beginning of period               $8.30             $8.19             $8.09           $8.38           $8.37
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(1)(2) -

  Net investment income                             $0.20             $0.31             $0.42           $0.41           $0.43
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                     0.19              0.18              0.10           (0.30)           0.01
------------------------------------------------   ------            ------            ------          ------          ------
Total from investment operations                    $0.39             $0.49             $0.52           $0.11           $0.44
------------------------------------------------   ------            ------            ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS -

  From net investment income                       $(0.22)           $(0.31)           $(0.42)         $(0.40)         $(0.43)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                (0.07)            (0.07)               --              --              --
------------------------------------------------   ------            ------            ------          ------          ------
Total distributions declared to
shareholders                                       $(0.29)           $(0.38)           $(0.42)         $(0.40)         $(0.43)
------------------------------------------------   ------            ------            ------          ------          ------
Net asset value - end of period                     $8.40             $8.30             $8.19           $8.09           $8.38
------------------------------------------------   ------            ------            ------          ------          ------
Total return                                         4.79%             6.14%             6.71%           1.33%           5.35%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:

Expenses(3)                                          1.64%             1.66%             1.66%           1.66%           1.69%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                             2.39%             3.80%             5.31%           4.91%           5.10%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    144%              100%              152%            165%            368%
-----------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)        $148,294           $71,705           $19,769         $23,642         $24,286
-----------------------------------------------------------------------------------------------------------------------------

1. As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
   Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
   31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2. Per share data are based on average shares outstanding.

3. Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued

FOR YEARS ENDING 12/31

CLASS I                                              2002              2001              2000            1999            1998

Net asset value - beginning of period               $8.36             $8.24             $8.12           $8.40           $8.40
-----------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS(1)(2) -

  Net investment income                             $0.36             $0.43             $0.50           $0.51           $0.46
-----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                     0.23              0.16              0.12           (0.31)           0.05
------------------------------------------------   ------            ------            ------          ------          ------
Total from investment operations                    $0.59             $0.59             $0.62           $0.20           $0.51
------------------------------------------------   ------            ------            ------          ------          ------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS -

  From net investment income                       $(0.27)           $(0.43)           $(0.50)         $(0.48)         $(0.51)
-----------------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                (0.10)            (0.04)               --              --              --
------------------------------------------------   ------            ------            ------          ------          ------
Total distributions declared to
shareholders                                       $(0.37)           $(0.47)           $(0.50)         $(0.48)         $(0.51)
------------------------------------------------   ------            ------            ------          ------          ------
Net asset value - end of period                     $8.58             $8.36             $8.24           $8.12           $8.40
------------------------------------------------   ------            ------            ------          ------          ------
Total return                                         7.26%             7.29%             8.00%           2.46%           6.25%
------------------------------------------------------------------------------------------------------------------------------

RATIOS (TO AVERAGE NET ASSETS)/
SUPPLEMENTAL DATA:

Expenses(3)                                          0.64%             0.66%             0.66%           0.66%           0.66%
------------------------------------------------------------------------------------------------------------------------------
Net investment income(1)                             4.10%             5.13%             6.30%           5.91%           6.23%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                    144%              100%              152%            165%            368%
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)            $ --(4)           $ --(4)           $ --(4)         $ --(4)         $185
------------------------------------------------------------------------------------------------------------------------------

1. As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
   Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December
   31, 2001 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains and losses per share by $0.04, and decrease the ratio of net investment income to average net assets by 0.44%. Per share, ratios, and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

2. Per share data are based on average shares outstanding.

3. Ratios do not reflect reductions from certain expense offset arrangements.

4. Net assets were less than $500.

See notes to financial statements.

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Government Limited Maturity Fund (the fund) is organized as a
Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

SECURITY LOANS - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The interest income earned on the securities loaned is accounted for in the same manner as other interest income.

At December 31, 2002 the value of securities loaned was $180,493,303. These loans were collateralized by cash of $184,117,250 which was invested in the following short-term obligation:

                                                             IDENTIFIED COST
                                                     SHARES        AND VALUE
Navigator Securities Lending Prime Portfolio    184,117,250     $184,117,250
------------------------------------------------------------------------------

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for mortgage-backed securities, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended
December 31, 2002 and December 31, 2001 was as follows:

                                            DECEMBER 31, 2002  DECEMBER 31, 2001
Distributions declared from ordinary income       $24,841,602        $16,770,748
--------------------------------------------------------------------------------

During the year ended December 31, 2002, accumulated distributions in excess of net investment income decreased by $6,381,412, accumulated net realized loss on investments decreased by $1,500,120, and paid-in capital decreased by $7,881,537 due to differences between book and tax accounting for mortgage-backed securities, amortization and accretion on debt securities, and expiration of capital loss carryforward. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Undistributed ordinary income                           $1,814,998
      ------------------------------------------------------------------
      Capital loss carryforward                              (19,825,978)
      ------------------------------------------------------------------
      Unrealized gain                                          7,868,222
      ------------------------------------------------------------------
      Other temporary differences                             (2,810,807)
      ------------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

      EXPIRATION DATEAMOUNT

      December 31, 2003                                      $(2,302,419)
      ------------------------------------------------------------------
      December 31, 2004                                       (4,284,511)
      ------------------------------------------------------------------
      December 31, 2005                                       (3,064,412)
      ------------------------------------------------------------------
      December 31, 2007                                       (5,108,829)
      ------------------------------------------------------------------
      December 31, 2008                                       (5,065,807)
      ------------------------------------------------------------------
          Total                                             $(19,825,978)
      ------------------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a pension expense of $18,623 for inactive trustees for the year ended December 31, 2002. Also included in Trustees' compensation is a one-time settlement expense of $4,612.

ADMINISTRATOR - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

      First $2 billion                                           0.0175%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0130%
      ------------------------------------------------------------------
      Next $2.5 billion                                          0.0005%
      ------------------------------------------------------------------
      In excess of $7 billion                                    0.0000%
      ------------------------------------------------------------------

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $52,626 for the year ended December 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund. The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                               CLASS A         CLASS B         CLASS C

Distribution Fee                 0.10%           0.75%           0.75%
------------------------------------------------------------------------
Service Fee                      0.25%           0.25%           0.25%
------------------------------------------------------------------------
Total Distribution Plan          0.35%           1.00%           1.00%

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended December 31, 2002, amounted to:

                               CLASS A         CLASS B         CLASS C

Service Fee Retained by MFD    $28,169          $1,261            $275
------------------------------------------------------------------------

A portion of the Class A service fee is not yet implemented (0.10%) and will become payable on such date as the Trustees of the Trust may determine. The service fee is currently being reduced to 0.15% on Class B shares held over one year.

Fees incurred under the distribution plan during the year ended
December 31, 2002, were as follows:

                               Class A         Class B         Class C

Total Distribution Plan          0.15%           0.93%           1.00%
------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 2002, were as follows:

                                             CLASS A      CLASS B     CLASS C

Contingent Deferred Sales Charges Imposed   $258,966     $663,495     $85,780
-------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES

U.S. government securities                      $1,127,677,881     $857,183,763
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)       $81,074,983      $21,234,430
-------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

    Aggregate cost                                          $795,630,950
    --------------------------------------------------------------------
    Gross unrealized appreciation                             $8,305,378
    --------------------------------------------------------------------
    Gross unrealized depreciation                               (437,158)
    --------------------------------------------------------------------
    Net unrealized appreciation                               $7,868,220
    --------------------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            Year ended 12/31/2002              Year ended 12/31/2001
                                          SHARES            AMOUNT           SHARES            AMOUNT
CLASS A SHARES
Shares sold                               64,950,859      $545,663,283       33,220,832      $277,263,835
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              1,168,169         9,809,511          918,574         7,668,335
---------------------------------------------------------------------------------------------------------
Shares reacquired                        (52,667,634)     (442,366,874)     (23,187,509)     (193,021,511)
---------------------------------------------------------------------------------------------------------
Net increase                              13,451,394      $113,105,920       10,951,897       $91,910,659
---------------------------------------------------------------------------------------------------------

CLASS B SHARES
Shares sold                               25,398,794      $213,008,980       12,192,586      $101,688,582
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                470,589         3,944,790          313,038         2,607,118
---------------------------------------------------------------------------------------------------------
Shares reacquired                         (8,919,500)      (74,683,434)      (4,988,087)      (41,539,253)
---------------------------------------------------------------------------------------------------------
Net increase                              16,949,883      $142,270,336        7,517,537       $62,756,447
---------------------------------------------------------------------------------------------------------

CLASS C SHARES
Shares sold                               15,305,207      $127,765,519        9,477,383       $78,902,175
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                224,289         1,872,142          123,913         1,029,001
---------------------------------------------------------------------------------------------------------
Shares reacquired                         (6,506,789)      (54,259,291)      (3,374,743)      (28,051,270)
---------------------------------------------------------------------------------------------------------
Net increase                               9,022,707       $75,378,370        6,226,553       $51,879,906
---------------------------------------------------------------------------------------------------------

CLASS I SHARES
Shares sold
---------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                      *                 3                *                 4
---------------------------------------------------------------------------------------------------------
Shares reacquired
---------------------------------------------------------------------------------------------------------
Net increase                                       *                $3                *                $4
---------------------------------------------------------------------------------------------------------
*Amount is less than 1 share.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $5,920 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

To the Trustees and Shareholders of MFS Government Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities of MFS Government Limited Maturity Fund (the Fund), including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Government Limited Maturity Fund at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        ERNST & YOUNG LLP
Boston, Massachusetts
February 7, 2003

------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------

The following tables present certain information regarding the Trustees and officers of the fund, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

Name, age, position with the Trust, principal occupation, and other directorships(1)

INTERESTED TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55)                    LAWRENCE T. PERERA (born 06/23/35)
Trustee, Chairman                                     Trustee
Massachusetts Financial Services Company,             Hemenway & Barnes (attorneys), Partner
Chairman
                                                      WILLIAM J. POORVU (born 04/10/35)
JOHN W. BALLEN* (born 09/12/59)                       Trustee
Trustee and President                                 Private investor; Harvard University Graduate School
Massachusetts Financial Services Company,             of Business Administration, Class of 1961 Adjunct
Chief Executive Officer and Director                  Professor in Entrepreneurship Emeritus;
                                                      CBL & Associates Properties, Inc. (real estate
KEVIN R. PARKE* (born 12/14/59)                       investment trust), Director
Trustee
Massachusetts Financial Services Company,             J. DALE SHERRATT (born 09/23/38)
Chief Investment Officer, President and Director      Trustee
                                                      Insight Resources, Inc. (acquisition planning
INDEPENDENT TRUSTEES                                  specialists), President; Wellfleet Investments
                                                      (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37)                General Partner (since 1993); Cambridge
Trustee                                               Nutraceuticals (professional nutritional products),
Brigham and Women's Hospital, Chief of Cardiac        Chief Executive Officer (until May 2001); Paragon
Surgery;                                              Trade Brands, Inc. (disposable consumer products),
Harvard Medical School, Professor of Surgery          Director (until January 2002)

WILLIAM R. GUTOW (born 09/27/41)                      ELAINE R. SMITH (born 04/25/46)
Trustee                                               Trustee
Private investor and real estate consultant;          Independent health care industry consultant
Capitol Entertainment Management Company
(video franchise), Vice Chairman                      WARD SMITH (born 09/13/30)
                                                      Trustee
J. ATWOOD IVES (born 05/01/36)                        Private investor; Sundstrand Corporation
Trustee                                               (manufacturer of highly engineered products
Private investor; KeySpan Corporation (energy         for industrial and aerospace applications),
related services), Director; Eastern Enterprises      Director (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28)
Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

1   Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
*   "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Trustees and Officers - continued

OFFICERS

JEFFREY L. SHAMES (born 06/02/55)                     RICHARD M. HISEY (born 08/29/58)
Trustee, Chairman                                     Treasurer
Massachusetts Financial Services  Company, Chairman   Massachusetts Financial Services Company, Senior
                                                      Vice President (since July 2002); The Bank of New
JOHN W. BALLEN (born 09/12/59)                        York, Senior Vice President (September 2000 to July
Trustee and President                                 2002); Lexington Global Asset Managers, Inc.,
Massachusetts Financial Services Company, Chief       Executive Vice President and General Manager (prior
Executive Officer and Director                        to September
                                                      2000)
JAMES R. BORDEWICK, JR. (born 03/06/59)
Assistant Secretary and Assistant Clerk               ELLEN MOYNIHAN (born 11/13/57)
Massachusetts Financial Services Company, Senior      Assistant Treasurer
Vice President and Associate General Counsel          Massachusetts Financial ServicesCompany,
                                                      Vice President
STEPHEN E. CAVAN (born 11/06/53)
Secretary and Clerk                                   JAMES O. YOST (born 06/12/60)
Massachusetts Financial Services Company, Senior      Assistant Treasurer
Vice President, General Counsel and Secretary         Massachusetts Financial Services Company, Senior
                                                      Vice President
ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Cohn, Sherratt and Smith, and Ms. O'Neill have served in their capacity as Trustee of the
Trust continuously since originally elected or appointed. Messrs. Ballen, Gutow, Ives, Perera and Poorvu, and
Ms. Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr.
Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

-------------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER                            CUSTODIANS
Massachusetts Financial Services Company      State Street Bank and Trust Company
500 Boylston Street, Boston, MA               225 Franklin Street, Boston, MA 02210
02116-3741
                                              JP Morgan Chase Bank
DISTRIBUTOR                                   One Chase Manhattan Plaza
MFS Fund Distributors, Inc.                   New York, NY 10081
500 Boylston Street, Boston, MA
02116-3741                                    AUDITORS
                                              Ernst & Young LLP
PORTFOLIO MANAGER
D. Richard Smith+


+MFS Investment Management

------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

You can obtain a prospectus for any MFS product offered by prospectus from your investment professional. The prospectus contains complete information on the fees and risks associated with investing. Read the prospectus carefully before investing or sending money.

------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED)

In January 2003, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2002.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONTACT INFORMATION
--------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time (or leave a message anytime).

INVESTOR SERVICE

If your account is registered through MFS or one of its subsidiaries, you may write to us at: MFS Service Center, Inc.
                P.O. Box 2281
                Boston, MA 02107-9906

Type of Information              Phone number          Hours, Eastern Time
----------------------------------------------------------------------------
General information              1-800-225-2606        8 a.m. to 8 p.m., any
                                                       business day
----------------------------------------------------------------------------
Speech- or hearing-impaired      1-800-637-6576        9 a.m. to 5 p.m., any
                                                       business day
----------------------------------------------------------------------------
Shares prices, account balances  1-800-MFS-TALK
exchanges or stock and           (1-800-637-8255)
bond outlooks                    touch-tone required   24 hours a day, 365
                                                       days a year
----------------------------------------------------------------------------

WORLD WIDE WEB

Go to WWW.MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs). When you sign up, MFS will send you hyperlinks to our Web site where you can access the latest fund prospectuses and reports by e-mail.

SIGN-UP instructions: If your account is registered with us, go to www.mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options. If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available.

[Logo] M F S(R)                                                 ---------------
INVESTMENT MANAGEMENT                                              PRSRT STD
                                                                  U.S. POSTAGE
500 Boylston Street                                                  PAID
Boston, MA 02116-3741                                                 MFS
                                                                ---------------


(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc. 500 Boylston Street, Boston, MA 02116.

                                                              GPA-ANN-2/03  48M